                                 STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2006
(the Quarterly Report) of SCE Funding LLC (the "Company"), and pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies, to the best of his or her knowledge, that:

1.      The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
           Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.      The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2006

                                                   /s/ Thomas M. Noonan
                                                   -------------------------------------------------
                                                   Thomas M. Noonan
                                                   Chief Executive Officer
                                                   SCE Funding LLC

                                                   /s/ George T. Tabata
                                                   -------------------------------------------------
                                                   George T. Tabata
                                                   Director, Vice President and Treasurer
                                                   SCE Funding LLC

This statement accompanies the Quarterly Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and
shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to SCE Funding LLC and will be retained by SCE Funding LLC and furnished to the Securities and Exchange Commission or its staff upon request.